Subsequent events	12 Months Ended
Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent events
29.	Subsequent events

(1)	Public listing of Spotify

On April 3, 2018, Spotify Technology S.A. (“Spotify”) was publicly listed for trading on the New York Stock Exchange. Sony owned 5.707% of Spotify’s shares (5.082% on a fully diluted basis) at the time of the public listing. Due to the public listing and the subsequent sale of a portion of such shares owned by Sony, Sony expects to record an unrealized valuation gain for the shares Sony continues to hold after the listing and a realized gain for the shares sold, net of the estimated amount to be shared with its artists and distributed labels. The sum of the unrealized valuation gain (net) and the gain on the sale of shares (net) to be recorded for the fiscal year ending March 31, 2019 is expected to be approximately 100 billion yen in total.

(2) Acquisition of equity interest in EMI

On May 22, 2018, Sony Corporation of America (“SCA”), a wholly-owned subsidiary of Sony Corporation, and Nile Acquisition Holding Company Ltd., the entity through which a consortium led by Mubadala Investment Company owns an approximately 60% equity interest in DH Publishing, L.P. (“EMI”), which owns and manages EMI Music Publishing, signed a legally binding memorandum of understanding for the sale of such equity interest in EMI to SCA. The closing of the transaction is subject to certain closing conditions, including regulatory approvals. Sony currently owns an approximately 40% equity interest in EMI jointly through a majority-owned subsidiary of Sony Corporation. As a result of this transaction, Sony will indirectly own approximately 90% of the equity interest in EMI and it will become a consolidated subsidiary of Sony.